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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 21, 2005

                       NEW YORK REGIONAL RAIL CORPORATION
             (Exact name of Registrant as specified in its charter)

           Delaware                     000-28583              13-3081571
-------------------------------  ------------------------  -------------------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
incorporation or organization)                             Identification No.)

        5266 Seneca Street, West Seneca, New York                14224
        -----------------------------------------             ----------
        (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (716) 675-6015

                                  -------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-14(c))

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ITEM 8.01. OTHER EVENTS.

      On July 21, 2005, New York Regional Rail Corporation ("NYRR") and its subsidiaries, J.S. Transportation, Inc. and GM Trucking and Associates, Inc. (together with NYRR, the "Company") filed a complaint (the "Complaint") in the Superior Court of New Jersey against Ronald W. Bridges, Darryl S. Caplan, Esq., Todd Sage, Stacey Sage a/k/a Stacie Sage, Mary Sage, and John Taylor (the "Individual Defendants"), Cureton Caplan, P.C. f/k/a Cureton Caplan, Hunt, Scaramella & Clark, P.C. (the "Caplan Firm"), Consolidated Logistics and Transportation, LLC a/k/a CLT, CME Services, LLC a/k/a CME, National Transportation Services, LLC, 833 Rancocas Road, LLC, J.S. Transportation Truck Repair, LLC, GM Trucking, Inc. and Blue Ribbon Group, Inc. (with the Individual Defendants, the "Defendants"). A copy of the Complaint is attached hereto as
Exhibit 99.1.

      The Company has asserted the following causes of action against the Defendants in the Complaint: (i) breach of fiduciary duty against the Individual Defendants and the Caplan Firm; (ii) breach of duty of loyalty and good faith against the Individual Defendants; (iii) accounting against the Defendants; (iv) fraud and deceit against the Individual Defendants; (v) competition with employer or principal against the Individual Defendants except Darryl S. Caplan, Esq.; (vi) conversion against the Defendants; (vii) unfair competition against the Defendants except Darryl S. Caplan, Esq. and the Caplan Firm; and (viii) unjust enrichment against the Defendants.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibit is filed as a part of this Form 8-K:

Exhibit No.                                Description
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
   99.1               Complaint in New York Regional Rail v. Ronald W. Bridges,
                      filed with the Superior Court of New Jersey on
                      July 21, 2005

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2005              NEW YORK REGIONAL RAIL CORPORATION

                                   By: /s/ Donald B. Hutton
                                       ---------------------------------------
                                       Name: Donald B. Hutton
                                       Title: Chief Executive Officer